LargeCap S&P 500 Index Account – Class 1 Shares

Principal Variable Contracts Funds, Inc. Summary Prospectus April 30, 2012

Before you invest, you may want to review the Account’s prospectus, which contains more information about the Account and its risks. You can find the Account’s prospectus and other information about the Account online at www.principalfunds.com/pvcprospectus. You can also get this information at no cost by calling 1‑800-222-5852 or by sending an email request to prospectus@principalfunds.com.

This Summary Prospectus incorporates by reference the Statutory Prospectus dated April 30, 2012 and the Statement of Additional Information dated April 30, 2012 (which may be obtained in the same manner as the Prospectus).

Objective:     The Account seeks long-term growth of capital.

Fees and Expenses of the Account

This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.

Annual Account Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

For the year ended December 31, 2011	Class 1
Management Fees	0.25%
Other Expenses	0.01%
Total Annual Account Operating Expenses	0.26%

Example

This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
LargeCap S&P 500 Index Account - Class 1	$27	$84	$146	$331

Portfolio Turnover

The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 7.9% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Account invests at least 80% of its net assets in equity securities of companies that compose the S&P 500 Index at the time of purchase. The Index is designed to represent U.S. equities with risk/return characteristics of the large cap universe. As of December 31, 2011, the market capitalization range of the Index was between approximately $1.57 billion and $401.25 billion. The Account employs a passive investment approach designed to attempt to track the performance of the Index. The Account may utilize derivative strategies. Specifically, the Account invests in index futures and options on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.

Note:    “Standard & Poor's 500" and "S&P 500®" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Account is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

Principal Risks

The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:

Derivatives Risk. Transactions in derivatives (such as options, futures, currency contracts, and swaps) may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Index Fund Investment Risk. More likely than not, an index fund will not provide investment performance that matches the index performance due to cashflows and the fees and expenses of the fund.

Risk of Being an Underlying Fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

Performance

The following information provides some indication of the risks of investing in the Account by showing changes in the Account's performance from year to year and by showing how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Accounts would be lower if such expenses were included.

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09	15.69%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-22.01%

Average Annual Total Returns (%)
For the periods ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
LargeCap S&P 500 Index - Class 1	1.73%	-0.51%	2.60%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	2.11	-0.25	2.92

Management

Investment Advisor:     Principal Management Corporation

Sub-Advisor(s) and Portfolio Manager(s):

Principal Global Investors, LLC

•         Thomas L. Kruchten (since 2011), Research Analyst and Portfolio Manager

Tax Information

The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments may also create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend one share class of the Fund over another share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's Web site for more information.